UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): November 5, 2004


                          DYNAMIC SCIENCES INTERNATIONAL, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

             Nevada                        0-11686              94-3226065
--------------------------------         ------------        -------------------
(State or other jurisdiction of          (Commission           (I.R.S. Employer
 incorporation or organization)          File Number)        Identification No.)

                 6130 Variel Avenue
                 Woodland Hills, California                        91367
            ----------------------------------------          ----------
            (Address of principal executive offices)          (Zip Code)

                                 (818) 226-6262
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

              ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On November 5, 2004, Dynamic Sciences International, Inc. ("Dynamic") entered into a line of credit agreement with Montgomery Realty Group, Inc., a Nevada corporation ("Montgomery").

         Under the terms of the line of credit agreement, Montgomery will loan Dynamic up to $120,000 to be used for hiring an independent auditor to audit Dynamic's financial statements, employing attorneys, obtaining a third-party evaluation of Dynamic's fair market value, and for such other matters as Montgomery and Dynamic may agree upon in connection with a potential business combination or acquisition involving the companies.

         Any amounts advanced under the line of credit shall bear interest at the rate of 7% per year and be payable one year from the date of the loan. At Montgomery's sole discretion, all amounts due under the line of credit may be converted into common stock of Dynamic at the price of $0.07 per share at any time.

         There is no material relationship between Dynamic and Montgomery.

             ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Dynamic Sciences International, Inc., a Nevada Corporation ("Dynamic"), entered into an agreement to engage Weinberg & Company, P.A. Certified Public Accountants ("Weinberg") as independent auditors. Under the terms of the agreement, Weinberg will perform the required audits to bring Dynamic's Securities and Exchange Commission 10-Q and 10-K filings current as of 31-Dec-2004.

                   ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

         The following exhibit is filed with this report on Form 8-K:


      Exhibit
      Number                    Title of Document                      Location
      ------                    -----------------                      --------

     Item 10        Material Contracts
------------------- -------------------------------------------------- ---------
      10.01         Line of Credit Secured by Stock Conversion         Attached.
                    Option Letter Agreement between Montgomery
                    Realty Group, Inc. and Dynamic Sciences
                    International, Inc. accepted November 5,
                    2004


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            DYNAMIC SCIENCES INTERNATIONAL, INC.



Date: February 23, 2004                          By /s/ Eli Shiri
                                                    ----------------------------
                                                    Eli Shiri
                                                    Chief Executive Officer